EXHIBIT 32.1

CERTIFICATE OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF
ACCOUNTING OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-K/A for the year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Selwyn Joffe
Selwyn Joffe
Chief Executive Officer
July 29, 2015

In connection with the Annual Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-K/A for the year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, David Lee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lee
David Lee
Chief Financial Officer
July 29, 2015

In connection with the Annual Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-K/A for the year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Kevin Daly, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin Daly
Kevin Daly
Chief Accounting Officer
July 29, 2015

The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-K/A. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.